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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.
(Exact name of Registrant as Specified in Charter)

New York (State of incorporation or organization)	0-11321 (Commission File Number)	11-2580136 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        Universal American Financial Corp. (the "Company") issued a press release on June 15, 2007 announcing that, along with other industry leaders, it will voluntarily suspend marketing its non-group, individual Medicare Advantage private fee-for-service plans ("PFFS") while it fully implements all of the new marketing requirements that the Centers for Medicare and Medicaid Services ("CMS") has recently announced to address certain marketing practices for these plans. The press release also stated that the Company cannot provide a definitive estimate of the impact of the voluntary suspension on its expected 2007 results. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits

  (d)
  The following exhibits are included with this Report:

Exhibit No.	Exhibit Title
99.1	Press Release dated June 15, 2007

        The information contained herein (including the exhibit) and oral statements made from time to time by representatives of Universal American (including, but not limited to, statements regarding the effectiveness and completeness of our compliance with CMS regulations and requirements and its effect on our earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of Universal American's operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; and future operating results) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Universal American's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Universal American and the statements contained in this news release can be found in Universal American's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Universal American assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.
By:	/s/ LISA M. SPIVACK Lisa M. Spivack Senior Vice President, General Counsel and Secretary

Date: June 18, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release dated June 15, 2007

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SIGNATURES
EXHIBIT INDEX